Exhibit 10(iii)(A)(10)


                         THE SOUTHLAND CORPORATION
1995 Stock Incentive Plan
Award Agreement

GRANT OF NONQUALIFIED STOCK OPTION (NQSO)

The     Southland    Corporation   (the   "Company")    hereby     grants
to
______________________   )   (Social  Security   Number   ______________)
(the "Participant") on October 23, 1995 (the "Date of Grant"), subject to the approval by Company shareholders of the 1995 Stock Incentive Plan (the "Plan"), a stock option subject to the Plan and upon the terms and conditions set forth below. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan.

1.GRANT OF OPTION

   Subject to the terms and conditions hereinafter set forth, the Company, with the approval and direction of the Incentive Compensation Committee of the Board of Directors (the "Committee"), grants to the Participant, as of the Date of Grant, an option to purchase up to ____________ shares of Common Stock at a price of $ ____ per share, the Fair Market Value of the Common Stock on the Date of Grant. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter referred to as the "Option Shares." This Option is a Nonqualified Stock Option, and as such is not intended by the parties hereto to be an Incentive Stock Option (as such term is defined under the Code ).

2.EXERCISABILITY OF OPTIONS

   Subject to such further limitations as are provided herein, the Option shall become exercisable in five (5) installments, the Participant having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

(a) on and after the first anniversary of the Date of Grant, up to one-fifth (ignoring fractional shares) of the total number of Option Shares;

   (b)  on and after the second anniversary of the Date of Grant, up   to
an  additional   one-fifth  (ignoring fractional  shares)  of  the  total
number  of Option Shares;

   (c)  on  and after the third anniversary of the Date of Grant, up   to
an  additional   one-fifth  (ignoring fractional  shares)  of  the  total
number  of Option Shares;

   (d)  on and after the fourth anniversary of the Date of Grant, up   to
an  additional   one-fifth  (ignoring fractional  shares)  of  the  total
number  of Option Shares; and

(e) on and after the fifth anniversary of the Date of Grant, the remaining Option Shares.

                                       1

3.PERFORMANCE ACCELERATED VESTING

   After the first anniversary of the Date of Grant, an additional onefifth (ignoring fractional shares) of the total number of Option Shares shall become exercisable on and after each of the following events:
(a) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $4.00;

(b) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $5.00;

(c) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $6.50; and

(d) on and after the twentieth consecutive trading day that the Closing Price is equal to or greater than $8.00.

4.   TERMINATION OF OPTION

   (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Option Term").

   (b)   If   the Participant has an exercisable Option (in whole  or  in part) as of the date of the Participant's voluntary termination of employment with the Company, then the exercisable portion of such Option shall remain exercisable for a period equal to the lesser of (1) the remainder of the Option Term or (2) the date which is 60 days after the date of Participant's voluntary termination of employment.

   (c) Upon termination of the Participant's employment with the Company by reason of Normal Retirement, the Option shall become immediately one hundred percent (100%) vested, and the Participant shall have until the expiration of the Option Term to exercise the Option.

   (d) Upon termination of the Participant's employment with the Company by reason of Early Retirement or Disability, any portion of the Option that is not yet vested shall continue to vest and to be exercisable in accordance with the provisions of Sections 2 and 3 of this Award Agreement and, once vested, the Option shall remain exercisable until the expiration of the Option Term unless, prior thereto, the Participant reaches age 65, at which time all remaining Options shall vest.

   (e) Upon termination of the Participant's employment with the Company by reason of Divestiture, any portion of the Option that as of the date of termination is not yet exercisable shall become null and void as of the date of termination and the portion, if any, of the Option that is exercisable as of the date of termination shall remain exercisable for a period equal to the lesser of (1) the remainder of the Option Term or (2) the date which is one year after the date of termination.

   (f) In the event of death of the Participant, regardless whether the Participant has had previously retired (either Early Retirement or Normal Retirement) or is was disabled at the time of death, the Option shall
        2

become   immediately   one  hundred  percent  (100%)   vested   and   the
Participant's Designated  Beneficiary  shall  have  twelve  (12)   months
following the Participant's death during which to exercise the Option.

   (g) A transfer of the Participant's employment between the Company and any Subsidiary of the Company, shall not be deemed to be a termination of the Participant's employment.
   (h) Notwithstanding any other provisions set forth herein or in the Plan, if the Participant shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any Subsidiary of the Company, (ii) breach any covenant not to compete, or employment contract with the Company or any Subsidiary of the Company, or (iii) engage in conduct that would warrant the Participant's discharge for cause (excluding general dissatisfaction with the performance of the Participant's duties, but including any act of disloyalty or any conduct clearly discrediting the Company or any Subsidiary or Affiliate of the Company), any unexercised portion of the Option shall immediately terminate and be void.

5.EXERCISE OF OPTIONS

   (a) The Participant may exercise the Option from time to time with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Manager of the Company's Compensation and Benefits Department written notice of the intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of the exercise thereof (the "Exercise Date"), which date shall be within five days after the giving of such notice.

   (b) On or before the Exercise Date, the Participant shall pay the full amount of the purchase price for the Option Shares in cash (U.S. dollars) or through the surrender of previously acquired shares of Stock valued at their Fair Market Value on the Exercise Date. In addition, to the extent permitted by applicable law, the Participant may arrange with a brokerage firm for that brokerage firm, on behalf of the Participant, to pay the Company the Exercise Price of the Option being exercised (either as a loan to the Participant or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Company shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with such further procedures as the Committee may establish from time to time.

      On the Exercise Date or as soon thereafter as is practicable, the Company shall cause to be delivered to the Participant, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The obligation of the Company to deliver Option Shares shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or such other securities trading system or market or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of the Option Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.
     (c) If the Participant fails to pay for any of the Option Shares specified in such notice or to pay any applicable withholding tax relating thereto or fails to accept delivery of the Option Shares, the Participant's right to purchase such Option Shares may be terminated by the Committee.

3

6.  FAIR MARKET VALUE

    As used herein, the "fair market value" of a share of Stock shall be the Closing Price per share of Stock on Tthe NASDAQ Nasdaq national Stock mMarket, or such other securities trading system or exchange which is the primary market on which the Stock may then be listed or traded on the date in question, or if the Stock has not been traded on such date, the Closing Price on the first day prior thereto on which the Stock was so traded.

7.  NO RIGHTS OF SHAREHOLDERS

   Neither the Participant nor any personal representative shall be, or shall have any of the rights and privileges of, a shareholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

8.  NON-TRANSFERABILITY OF OPTION

   During the Participant's lifetime, the Option shall be exercisable only by the Participant or any guardian or legal representative of the Participant, and the Option shall not be transferable except, in case of the death of the Participant, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void. Notwithstanding the above, in the discretion of the Committee, Options may be transferable pursuant to a QDRO.
9.RESTRICTIONS ON TRANSFER FOLLOWING EXERCISE
   (a) Thirty percent (30%) of the Option Shares (the "Restricted Option Shares") acquired upon exercise of the Option shall be delivered to Participant via a stock certificate bearing a legend restricting the transfer or sale of such Option Shares for a period of 24 months following the Exercise Date. Seventy percent (70%) of the Option Shares acquired upon exercise of the Option shall not be subject to any restriction against the transfer or sale of such Option Shares by the Participant.
    (b) If the Participant's employment with the Company is voluntarily terminated within the 24-month period following the Exercise Date (other than due to Early Retirement or Normal Retirement) or is terminated due to cause, the Company may repurchase the Restricted
Option Shares at the Exercise Price paid by the Participant. If the Company elects not to purchase such Restricted Option Shares, the Participant shall continue to hold such Shares subject to the restrictions thereon.
    (c) Upon a termination of employment as a result of death, Disability, Divestiture, Early Retirement or Normal Retirement, any Restricted Option Shares then held by a Participant or a Participant's Designated Beneficiary shall be released from, and no Option Shares acquired after the date of termination shall be subject to, the restrictions on transfer or sale set forth in paragraph 9(a) above. Promptly after the date of any such termination, upon receipt of certificates representing any Restricted Option Shares, the Company shall exchange any such certificates for certificates representing
4

such   Shares free  of  any  restrictive  legend relating to  the  lapsed restrictions.

10.  WITHHOLDING TAX REQUIREMENTS

    Following receipt of each notice of exercise of the Option, the Company shall deliver to Participant a notice specifying the amount that Participant is required to pay to satisfy applicable tax withholding requirements. Participant hereby agrees to either
(i) deliver to the Company by the due date specified in such notice from the Company a check payable to the Company and equal to the amount set forth in such notice or (ii) make other appropriate arrangements acceptable to the Company to satisfy such tax withholding requirements.

11.  NO RIGHT TO EMPLOYMENT

   Neither   the   granting  of  the Option nor  its  exercise  shall  be
construed  as   granting  to  the  Participant  any right  with   respect
to  continued employment with the Company.

12. CHANGE IN CONTROL

   The   Committee  shall,  in  its  sole  discretion,  have  the   right
to accelerate the vesting of any Option and to release any restrictions on the Restricted Option Shares, in the event of a Change in Control.

13.  ADJUSTMENT OF AWARDS

   The   terms   of   this   Option  and  the  number  of  Option  Shares
purchasable hereunder shall be subject to adjustment pursuant to Sections 5(c) through (hg) of the Plan.

14.  AMENDMENT OF OPTION

   The   Option  may  be  amended by the Committee at any  time  (i)   if
the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any additions to or changes in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Participant.
15.  NOTICE
   Any notice to the Company provided for in this Award Agreement shall be in writing and addressed to the Company in care of the Manager of the Company's Compensation and Benefits Department, and any notice to the Participant shall be in writing and addressed to the Participant at the Participant's current address shown on the records of the Company or such other address as the Participant may submit to the Company in writing. Any notice shall be deemed to be duly given if and when properly addressed with postage prepaid, or if personally delivered to the addressee or, in the case of notice to the Company, if sent via telecopy to the Compensation and Benefits Department's facsimile machine at such telephone number as may be published in the Company's published telephone directory.
                                       5

16.  INCORPORATION OF PLAN BY REFERENCE

   The Option is granted pursuant to the terms of the Plan, which terms are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Award Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. In the event of a conflict between the terms of this Award Agreement and the Plan, the terms of the Plan shall control.

17.  GOVERNING LAW

   The validity, construction, interpretation and effect of this Award Agreement shall exclusively be governed by and determined in accordance with the law of the State of Texas, except to the extent preempted by federal law, which shall to that extent govern.

IN WITNESS WHEREOF, The Southland Corporation has caused its duly authorized officer to execute this Grant of Nonqualified Stock Option, and the Participant has placed his or her signature hereon, effective as of the Date of Grant.

THE SOUTHLAND CORPORATION


By:_____________________________________
   President and Chief Executive Officer


ACCEPTED AND AGREED TO:


By:_____________________________________
   Participant

Participant's Social Security Number:  _____________


                                Tab 5





EXHIBIT 11

                           THE SOUTHLAND CORPORATION AND SUBSIDIARIES
                         STATEMENT RE COMPUTATION OF PER-SHARE EARNINGS
                             (In thousands, except per-share data)

                         CALCULATION OF EARNINGS (LOSS) PER COMMON SHARE


                                                             YEAR ENDED DECEMBER 31

                                                             --------------------------------

                                                                1995         1994         1993

                                                             ----------  ----------  ----------
Earnings (loss) before extraordinary gain and cumulative
  effect of accounting change .............................  $ 167,594   $  91,996   $ (11,280)
Add interest on Convertible Debt, net of tax ..............      1,093           -         -
                                                             ----------  ----------  ----------
Earnings (loss) before extraordinary gain and cumulative
  effect of accounting change applicable to common stock
  and equivalents outstanding..............................    168,687     91,996      (11,280)
Extraordinary gain ........................................    103,169         -        98,968
Cumulative effect of accounting change for postemployment
  benefits ................................................       -           -        (16,537)
                                                             ----------  ----------  ----------
Net earnings applicable to common stock and equivalents
  outstanding..............................................  $ 271,856   $  91,996   $  71,151
                                                             ==========  ==========  ==========

Weighted average number of common shares outstanding.......    409,923     409,923    409,938
Weighted average number of common shares issuable upon
  conversion of Convertible Debt ..........................      6,811           -       -
                                                             ----------   ----------  ---------
Weighted average number of common shares and
  equivalents outstanding..................................    416,734     409,923     409,938
                                                             ==========   ==========  =========

Earnings (loss) per common share and equivalents (Primary
  and Fully Diluted):
    Before extraordinary gain and cumulative effect of
      accounting change ....................................    $ .40       $ .22     $(.03)
    Extraordinary gain .....................................      .25         -         .24
    Cumulative effect of accounting change .................      -           -        (.04)
                                                              --------     ------     ------
    Net earnings ...........................................    $ .65       $ .22      $ .17
                                                              ========     ======     ======

                                      Tab 6